SCHEDULE 14A INFORMATION
                    Proxy statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                            (Amendment No. ________)

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Filed by a Party other than the Registrant [ ]

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       14a-6(e)(2))

[ ]    Definitive Proxy Statement

[X]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             The Morgan Group, Inc.

                (Name of Registrant as Specified In Its Charter)

                             The Morgan Group, Inc.
                   (Name of Person(s) Filing Proxy Statement)

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
                             THE MORGAN GROUP, INC.

        Proxy For Annual Meeting of Shareholders to be held May 12, 1997

The undersigned hereby appoints Charles C. Baum or Richard B. DeBoer, such as the proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of The Morgan Group, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held May 12, 1997, or at any adjournment thereof, as follows

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                 Please detach and mail in the Envelope Provided


A   |X|   Please mark your
          votes as in this
          example.


          For all nominees       Withhold
          listed at right        Authority
          except as marked to    to vote for all nominees   (a) ELECTION OF
          the contrary below     listed at right                THREE DIRECTORS
                                                                BY ALL
                                                                STOCKHOLDERS

                                                          Nominees:

I.  ELECTION          [ ]                    [ ]                Richard Black
    OF                                                          Charles Baum
    DIRECTORS                                                   Frank Grzelecki

(INSTRUCTION:  to withhold authority to                     (b) ELECTION OF
vote for an individual nominees, write                          DIRECTOR BY
that nominee on the space provided below).                      HOLDERS OF CLASS
                                                                A COMMON STOCK

                                                          Nominee:

___________________________________________________             Bradley Bell


2. The parties are authorized to vote in their discretion on any other Matters which may properly come before the Annual Meeting to the extent set forth in the proxy statement.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this Proxy will be voted FOR Proposals 1 (a) and (b).

     Your vote is important. If you do not expect to attend the Annual Meeting, or if you do plan to attend but wish to vote by proxy, please date, sign and mail this proxy. A return envelope is provided for this purpose.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.



(Signature)__________________________________________________


(Signature)__________________________________________________
                  (SIGNATURE (OF JOINTLY OWNED)


Date_____________, 1997



NOTE: Please date this proxy. Please sign exactly as your name appears on the accompanying. If shares are held jointly, both joint owners should sign. If signing as attorney, executor, administrator, guardian or in any other representative capacity, please give your full title as such.